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                          ADDISON CAPITAL SHARES, INC.

                       Supplement dated December 17, 1999
                    to the Prospectus dated November 1, 1999


         The section entitled "Management" in the prospectus is amended and supplemented as follows:

         A Special Meeting of Shareholders was held on December 16, 1999, at which time shareholders voted to approve a new investment advisory agreement between Addison Capital Shares, Inc. (the "Fund") and Independence Capital Management, Inc. ("ICMI"). Accordingly, ICMI will begin managing the Fund's assets at the close of business on December 31, 1999.

         ICMI, organized in 1989 as a wholly owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"), manages approximately $1.8 billion in client assets. ICMI currently serves as investment adviser to three portfolios of the Penn Series Funds, several institutional fixed income portfolios and four Separate Account portfolios for Penn Mutual.

         Richardson T. Merriman and Willard N. Woolbert will share the day-to-day portfolio management of the Fund.

         Mr. Merriman has been with ICMI and its affiliated investment management firm, The Pennsylvania Trust Company, since 1986. He is currently Senior Vice President of ICMI and oversees the investment policies, strategies and security selection for ICMI and The Pennsylvania Trust Company of which he is President and Chief Executive Officer. He has over 25 years of investment management experience. Mr. Merriman is a member of the Financial Analysts of Philadelphia, The Association of Investment Management and Research and the Philadelphia Securities Association. He earned a B.A. in Economics from Rollins College and an M.B.A. from New York University.

         Mr. Woolbert has been with ICMI since 1998 and is currently Vice President. He has over 25 years of money management experience and, as Senior Vice President of The Pennsylvania Trust Company, is responsible for developing and implementing investment policies, strategies and security selection. Prior to joining ICMI, Mr. Woolbert was a Vice President of PNC Bank from 1990-1998 where he had responsibility for managing equity investments. He is a member of the Financial Analysts of Philadelphia and The Association for Investment Management and Research. He received an A.B. in History from Brown University and an M.B.A. from Drexel University.

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